                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 22, 2003


                             ROUGE INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          001-12852                                    38-3340770
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  (Commission File Number)                (I.R.S. Employer Identification No.)

   3001 MILLER ROAD, P.O. BOX 1699, DEARBORN, MI                 48121-1699
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      (Address of Principal Executive Offices)                   (Zip Code)

                                  313-317-8900
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.     EXHIBIT
-----------     -------
99.1            Conformed copy of the Operating Report for the month ended November 30, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On December 22, 2003, the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Court"), approved a motion to sell substantially all of the assets of Rouge Industries, Inc., a Delaware corporation (the "Company") to Severstal. The sale is subject to a number of conditions, including obtaining certain contractual consents, approvals and authorizations, and the ratification of the tentative collective bargaining agreement dated December 17, 2003, by the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, UAW.

         Also on December 22, 2003, the Company and its wholly owned subsidiaries, Rouge Steel Company, a Delaware corporation, QS Steel Inc., a Michigan corporation, and Eveleth Taconite Company, a Minnesota corporation, filed with the Court the monthly operating report for the month ended November 30, 2003 (the "Operating Report"), in a form prescribed by the Office of the United States Trustee of the Department of Justice for the District of Delaware (the "Trustee"). This format does not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other prescribed form or format other than that prescribed by the Trustee. The Company cautions readers not to place undue reliance upon the information contained in the Operating Report. The information contained in the Operating Report, which has not been audited, may not be indicative of the Company's financial statements in reports that would be required to be filed pursuant to the Exchange Act. A copy of the Operating Report is attached hereto as Exhibit 99.1.

         This Current Report on Form 8-K, including Exhibit 99.1 hereto, is not to be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SAFE HARBOR STATEMENT

         This Current Report on Form 8-K contains forward-looking information about the Company. A number of factors could cause the Company's actual results to differ materially from those anticipated, including changes in the general economic or political climate, the supply of or demand for and the pricing of steel products in the Company's markets, plant operating performance, product quality, potential environmental liabilities, the availability and prices of raw materials, supplies, utilities and other services and items required by the Company's operations, the level of imports and import prices in the Company's markets, the availability of sufficient cash to support the Company's operations and higher than expected costs. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.


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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 24, 2003
ROUGE INDUSTRIES, INC.

                                                   By: /s/ Gary P. Latendresse
                                                       -------------------------
                                                       Gary P. Latendresse
                                                       Vice Chairman &
                                                       Chief Financial Officer



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
                                  EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT
-----------     -------
99.1            Conformed copy of the Operating Report for the month ended November 30, 2003.


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